Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

17-07

Kip Rupp, CFA

Quanta Services, Inc.

(713) 341-7260

QUANTA SERVICES AUTHORIZES $300 MILLION STOCK REPURCHASE PROGRAM

HOUSTON – May 25, 2017 – Quanta Services, Inc. (NYSE:PWR) announced today that its board of directors has authorized the company to repurchase up to $300 million in shares of its outstanding common stock through June 30, 2020. Quanta anticipates utilizing this repurchase program opportunistically from time to time as deemed appropriate, as well as to potentially offset dilution from future issuances of stock under its equity compensation programs or as consideration for future acquisitions.

“This new stock repurchase program underscores our ongoing commitment to enhancing stockholder value and our confidence in Quanta’s long-term growth prospects,” said Duke Austin, President and Chief Executive Officer of Quanta Services. “Our strong balance sheet and cash flow enable us to opportunistically return value to stockholders over time while we continue to invest in internal and external opportunities that align with our strategic growth initiatives.”

The new repurchase program may be implemented through open market repurchases or privately negotiated transactions, at management’s discretion, based on market and business conditions, applicable contractual and legal requirements and other factors. The new stock repurchase program does not obligate Quanta to acquire any specific amount of common stock and may be modified or terminated by Quanta’s board at any time at its sole discretion and without notice.

About Quanta Services

Quanta Services is a leading specialized contracting services company, delivering infrastructure solutions for the electric power, oil and gas and communications industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy and communications infrastructure. With operations throughout the United States, Canada, Latin America, Australia and select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

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Forward Looking Statements

This press release (and oral statements regarding the subject matter of this release) contains forward- looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the amount, timing, availability, and strategy with respect to any future stock repurchases; the ability to deliver increased value and return capital to shareholders; and the strategic use of Quanta’s balance sheet and cash flows; expectations regarding Quanta’s business, financial outlook, plans or long-term strategy and growth prospects; as well as statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by known and unknown risks and uncertainties that are difficult to predict or beyond Quanta’s control, including, among others, market conditions; fluctuations in the price and volume of Quanta’s common stock; the effects of industry, economic or political conditions outside of the control of Quanta; quarterly variations in operating results; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; our ability to successfully identify and complete acquisitions; the cost of borrowing, availability of credit and cash, debt covenant compliance, interest rate fluctuations and other factors affecting financing and investing activities; the ability to access sufficient funding to finance desired strategies, growth and operations; and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, Quanta’s Quarterly Report on Form 10-Q for the quarter ended Mar. 31, 2017 and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.